Guarantee Contract


This guarantee contract is made at Export-Import Bank of Thailand, on 1 November 2001, as evidence that :

1. I, Mr. Vichai Raksriaksorn, aged 43 years, Thai race, Thai nationality, residing at house No. 20, Soi Sukhumvit 64, Bang Chak Sub-district, Phra Khanong District, Bangkok Metropolis, and

2.       I,  Mr.  Viratana   Suntaranond,   aged  60  years,   Thai  race,  Thai
         nationality, residing at house No. 96/2, Village No. 4, Anusawari Sub-district, Bang Khen District, Bangkok Metropolis,

hereinafter called the "Guarantors" consent to guarantee the performance of obligations of King Power Duty Fee Co., Ltd., hereinafter called the "Debtor," to Export-Import Bank of Thailand, hereinafter called the "Bank," for US$ 5,000,000.00 (Five Million US Dollar), as follows :

1. The obligations under this guarantee contract are loan, overdraft, debts related to letter of credit; trust receipt; sale at a discount or acceptance of sale at a discount of promissory notes; aval/guarantee of the promissory notes by the Bank as requested by the debtor or other debts related to promissory notes, debts related to the letters of guarantee issued by the Bank for the debtor, and the existing debts the debtor has with the Bank and/or the debts the debtor may have with the Bank in the future.

         Both parties mutually understand that the Guarantors shall be liable to not only the guarantee amount prescribed above (if any), but also the accessories thereof such as the unpaid interest and compensation payment of the debtor, encumbrances which are accessories of the debt, including all expenses that the Bank has to pay in collection or entering an action against the debtor for enforcement of performance of obligations as well.

         The Guarantors agree and consent that the Bank is entitled to change the interest rate prescribed in the first paragraph, from time to time, as the Bank deems appropriate. Thereby, the Guarantors consent to be liable to the new interest rate in all respects, without the Bank having to notify the Guarantors.

2. In case the debtor fails to perform the obligations, be it all items or separate item, or the debtor is subject to receivership by court order, or dies or becomes incompetence or quasi-incompetence or disappears or departs the residence and cannot be found, under any circumstances that may cause the Bank to be unable to receive performance of obligations, or the debtor can no longer take advantage of the beginning or the end of the term, the Guarantors shall be liable jointly with the debtor as the joint debtors of the obligations under Clause 1 forthwith. Thereby, the Guarantors agree to perform the obligations to the Bank promptly and/or consent the Bank to deduct such amount and/or the right of claim of the Guarantors under Clause 11 as the Bank wishes, without having to

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         demand the debtor to perform the obligations  first,  though the debtor may have property, and without prejudice to the right of the Bank to proceed to demand or enter an action against the debtor, the heir or the estate and/or the subrogee of the rights and duties of the debtor to perform the obligations first, as the Bank deems appropriate. In such case, if the Bank has not received performance of obligations, or has received the same but not in full, the Guarantors consent that the Bank has taken such action for the Guarantors, and the Guarantors consent to pay the outstanding debt or the remaining amount promptly, and agree to make reimbursement on the fees and/or expenses the Bank has paid for taking such action, whether the Bank has notified the Guarantors in advance or not, and whether the Bank has demanded or entered an action against the Guarantors jointly with the debtor, the heir or the estate and/or the subrogee of the rights and duties of the debtor or not.



         In case the debtor is in default of payment or in breach of the loan agreement or at any time that the Bank deems appropriate, the Guarantors agree that the Bank is entitled to convert the foreign currency to Baht, at any time the Bank deems appropriate, based on the selling exchange rate of the Bank, without having to notify the Guarantors. In this case, the Guarantors agree and consent that the loan that has been converted to Baht shall be the loan that the Guarantors have the duty to pay to the Bank and it shall not be deemed as debt restructuring.

         In case any particular item of the debt guaranteed under this contract is a debt that the Bank is binding to perform the obligation that the debtor has with a third party such as issuance of letter of guarantee, aval/guarantee of promissory notes or other debt of such nature, the Guarantors hereby consent that if the creditor according to the said right of claim demands payment from the Bank according to the obligation the Bank has made, the Bank is entitled to make such payment immediately without having to notify the Guarantors and/or the debtor first, and it is not necessary to inquire the debtor whether the debtor has any defense against the creditor or not, or though the Bank may be informed that the debtor has a defense against the creditor, but if the Bank deems it appropriate the Bank can make such payment without having to raise such defense against the creditor.

3. This guarantee shall be valid continuously, whereby the Guarantors shall not revoke it, under any circumstances, for as long as the Bank has not received performance of obligations under Clause 1 in full.

4. This guarantee shall bind the Guarantors completely, though it may appear at a later date that the debtor shall not be liable to the said agreement to the Bank due to the fact that such agreement was entered with misunderstanding or due to being an incompetent person, disregarding the fact that at the time of entering into this Guarantee Contract, the Guarantors know of the misunderstanding or incompetence or not.

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5.       In case the  debtor  dies and the Bank has not  entered  an action  for enforcement of performance of obligations from the heir or the estate or the subrogee of rights and duties of the debtor, until one year from the date of death, the Guarantors shall not raise preclusion by prescription as a defense against the Bank, and shall consent to be liable to performance of the outstanding obligations jointly with the debtor as the joint debtor according to the outstanding amount the debtor has with the Bank accordingly.

6. The Guarantors consent the Bank to grant leniency and/or reduce the debt and/or compromise and/or permit debt restructuring to the debtor on every occasion, whether the Guarantors have been notified in advance or not, and that the Guarantors shall waive the right on the debtor's defense against the Bank when the Bank demands the Guarantors to comply with the contract.

7. Though it may appear that any act of the Bank may cause the Guarantors to be unable to subrogate, either in whole or in part, of the rights, mortgage, pledge or preference right which the debtor has submitted to the Bank prior to or at the time of entering into this contract, the liabilities of the Guarantors under this contract shall not be relieved, either in whole or in part.

8. The Guarantors consent that any act of the debtor or a third party causing an interruption to the prescription of the debts under guarantee to the disadvantage of the debtor, it shall be the disadvantage of the Guarantors as well.

9. As security for compliance with this contract, the Guarantors consent to submit the following securities and/or property to the Bank and/or consent to the following proceedings :
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         the above securities and/or property, with no encumbrance whatsoever.

10. With regard to the property submitted to the Bank under Clause 9, the Guarantors and the Bank agree that though such property may be retained at the premises of the Guarantors or at the premises of the agent or the depository of the Guarantors, or the Guarantors or the agent or the depository of the Guarantors continue to retain such property, it shall be deemed as retention on behalf and in the name of the Bank, whereby or the Guarantors or the agent or the depository of the Guarantors shall be in the position of depository only. Retention of the property may be relocated to other place only after a written permission has been obtained from the Bank. Should any damage occur to such property in whichever manner, the Guarantors shall not cite it as a reason for refusal of liability, thereby the Guarantors shall remain binding to perform the obligations under this contract to the Bank in all respects. the Guarantors shall not charge the fee or remuneration for retention of such property from the Bank.

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11.      The  Guarantors  consent the Bank to deduct all money and/or  rights of claim the Guarantors have with the Bank or may demand from the Bank for performance of obligations of the Guarantors under this contract immediately. Any property of the Guarantors in possession of the Bank shall be deemed that the Guarantors have pledged the same to the Bank,
         and  the  Guarantors   consent  the  Bank  to  enforce  the  pledge  as
         performance of obligation of the Guarantors.

12. In case of one or several guarantors at this time, or the Bank deems to have one or several persons to be the guarantors additionally at this time or at a later date, if the Bank has relieved the guarantee or change the guarantors, be it the relieve or change of one or several guarantors, or relieve the guarantee either in whole or in part, the remaining Guarantors consent that such act shall not be deemed as relieving the liabilities under this contract, either in part and/or in whole, and it shall not be cited and/or taken advantage or a defense, which may occur according to Section 293 and Section 296 of the Civil and Commercial Code, as the reason for relieving the liabilities or being a defense against the Bank in order to be relieved from the liabilities.

13. All correspondence and/or notices to be forwarded to the Guarantors, by registered or regular mail, or by messenger, if having been forwarded to the above address, it shall be deemed as having been duly forwarded to the Guarantors, disregarding the fact that there is a recipient or not, and though it could not be forwarded because such address has been changed or demolished and the Guarantors have failed to notify such change or demolition in writing to the Bank, or because such address could not be found, it shall be deemed that the Guarantors have acknowledged the same accordingly.

As evidence, the Guarantors hereunder sign their names on the date indicated above.



                                   - signed -                          Guarantor
                            (Mr. Vichai Raksriaksorn)


                                   - signed -                          Guarantor
                           (Mr. Viratana Suntaranond)


                                   - signed -                          Witness
                            (Miss Sonlaya Sathiyalak)


                                   - signed -                          Witness
                            (Miss Sasithon Mamueang)